SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): NOVEMBER 16, 2006


                         RECKSON ASSOCIATES REALTY CORP.
                                       AND
                       RECKSON OPERATING PARTNERSHIP, L.P.
             (Exact Name of Registrant as Specified in its Charter)


  RECKSON ASSOCIATES REALTY CORP.              RECKSON ASSOCIATES REALTY CORP.
           - MARYLAND                                  - 11-3233650
RECKSON OPERATING PARTNERSHIP, L.P.          RECKSON OPERATING PARTNERSHIP, L.P.
           - DELAWARE                1-13762           - 11-3233647
(State or other jurisdiction    (Commission File  (IRS Employer Identification
        of incorporation)             Number)             Number)

                                625 RECKSON PLAZA
                            UNIONDALE, NEW YORK 11556
                    (Address of principal executive offices)

                                  516-506-6000
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

        On November 16, 2006, Reckson Associates Realty Corp. ("Reckson") received a proposal from Rome Acquisition Limited Partnership to acquire Reckson for $49.00 per share in cash for all of Reckson's outstanding shares, subject to due diligence. A copy of the proposal is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        On November 16, 2006, Reckson issued a press release confirming the receipt of the proposal. Reference is hereby made to the press release, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.                                   DESCRIPTION

99.1 Letter to Reckson Associates Realty Corp., dated November 15, 2006, from Rome Acquisition Limited Partnership

99.2                   Press Release, dated November 16, 2006

                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                            RECKSON ASSOCIATES REALTY CORP.


                                            By: /s/ Michael Maturo
                                               ---------------------------------
                                               Name:  Michael Maturo
                                               Title: President, Chief Financial
                                                      Officer and Treasurer

                                            RECKSON OPERATING PARTNERSHIP, L.P.


                                            By: Reckson Associates Realty Corp.,
                                                its General Partner


                                            By: /s/ Michael Maturo
                                               ---------------------------------
                                               Name:  Michael Maturo
                                               Title: President, Chief Financial
                                                      Officer and Treasurer

Date:  November 16, 2006

                                  EXHIBIT INDEX

EXHIBIT                                       DESCRIPTION
NUMBER

99.1 Letter to Reckson Associates Realty Corp., dated November 15, 2006, from Rome Acquisition Limited Partnership

99.2                   Press Release, dated November 16, 2006